Income taxes	12 Months Ended
Dec. 31, 2011
Income taxes [Abstract]
Income taxes

19. Income taxes

The components of (provision for) benefit from income taxes are as follows:

Year ended December 31 (in thousands)	2011 EUR	2010 EUR	2009 EUR

Current tax	(129,127)	(180,613)	(29,970)
Deferred tax	(52,548)	(40,090)	50,595

Total	(181,675)	(220,703)	20,625

The Dutch statutory tax rate was 25.0 percent in 2011 and 25.5 percent in 2010 and 2009. Tax amounts in other jurisdictions are calculated at the rates prevailing in the relevant jurisdictions.

The reconciliation of the (provision for) benefit from income taxes shown in the consolidated statements of operations, based on the effective tax rate, with the Dutch statutory tax rate, is as follows:

Year ended December 31 (in thousands)	2011 EUR	%	2010 EUR	%	2009 EUR	%

Income (loss) before Income taxes	1,648,635	100.0	1,242,523	100.0	(171,550)	100.0
Income tax (provision) benefit based on the Company’s domestic rate	(412,159)	25.0	(316,843)	25.5	43,745	25.5
Effects of tax rates in foreign jurisdictions	39,797	(2.4)	35,865	(2.9)	18,482	10.8
Adjustments in respect of changes in the applicable tax rate [1]	-	-	(569)	0.1	-	-
Adjustment in respect of tax incentives	180,096	(10.9)	66,881	(5.4)	-	-
Adjustments in respect of prior years’ current taxes	9,097	(0.6)	25,648	(2.1)	(36,267)	(21.2)
Other credits and non-taxable items	1,494	(0.1)	(31,685)	2.6	(5,335)	(3.1)

(Provision for) benefit from income taxes shown in the consolidated statements of operations	(181,675)	11.0	(220,703)	17.8	20,625	12.0

1	At the end of 2010, the Dutch government enacted a tax rate reduction from 25.5 percent in 2010 to 25.0 percent in 2011.

Income tax (provision) benefit based on the Company’s domestic rate

(Provision for) benefit from income taxes is based on the Company’s Dutch statutory income tax rate and reflects the (provision for) benefit from income taxes that would have been applicable if all of the Company’s income (loss) was derived from its Dutch operations and there were no permanent book tax differences and no other tax facilities.

Effects of tax rates in foreign jurisdictions

A portion of ASML’s results are realized in countries other than the Netherlands where different tax rates are applicable.

Adjustments in respect of tax incentives

Adjustments in respect of tax incentives relate to reduced tax rates in several jurisdictions, mainly consisting of the agreement with the Dutch fiscal authorities in December 2010 regarding the application of the “Innovation Box”, a facility under Dutch corporate tax law pursuant to which income associated with R&D is partially exempted from taxation. This tax ruling has retroactive effect to January 1, 2007 and is valid through December 31, 2016. Thereafter the validity of this ruling may be extended or this ruling may be adapted depending on a possible change of circumstances.

Adjustments in respect of prior years’ current taxes

In 2011, ASML recognized additional tax benefits of EUR 9.1 million or 0.6 percent of income before income taxes related to previous years’ taxes.

In 2010, ASML recognized a tax benefit of EUR 25.6 million or 2.1 percent of income before income taxes mainly attributable to the application of the Innovation Box for prior years, which had a favorable effect on the effective tax rate for 2010 (EUR 37.5 million including interest or 3.0 percent).

In 2009, ASML recognized a tax expense of EUR 36.3 million or 21.2 percent of loss before income taxes, which losses were mainly attributable to the reversal of the 2007 Royalty Box benefit which had an unfavorable impact on the effective tax rate for 2009 (EUR 43.5 million including interest or 25.4 percent). In 2009, based on a tax law change effective January 1, 2010, ASML decided to reverse the Royalty Box benefits of 2007, as management at that time expected that a clean start of the Innovation Box (which under Dutch law replaced the Royalty Box as of January 1, 2010) in 2010 would result in a higher cumulative benefit for ASML.

Other credits and non-taxable items

Other credits and non-taxable items reflect the impact on statutory rates of permanent non-taxable items such as non-deductible taxes, non-deductible interest expense, and non-deductible meals and entertainment, as well as the impact of (the reversal of) various tax credits on the Company’s provision for income taxes and movements in the liability for unrecognized tax benefits.

Income taxes recognized directly in equity

Income taxes recognized directly in equity (including other comprehensive income) is as follows:

Income tax recognized in equity (in thousands)	2011 EUR	2010 EUR	2009 EUR

Current tax
Derivative financial instruments[1]	6,257	8,262	-
Share-based payments	11	(106)	-
Deferred tax
Derivative financial instruments[1]	-	-	813
Share-based payments	-	-	(1,954)

Total income tax recognized in equity	6,268	8,156	(1,141)

1	Recognized directly in Other Comprehensive Income.

Liability for unrecognized tax benefits and deferred taxes

The deferred tax position and liability for unrecognized tax benefits recorded on the balance sheet are as follows:

As of December 31 (in thousands)	2011 EUR	2010 EUR

Liability for unrecognized tax benefits	(155,432)	(162,066)
Deferred tax position	137,946	193,587

Total	(17,486)	31,521

Liability for unrecognized tax benefits

The calculation of the Company’s liability for unrecognized tax benefits involves uncertainties in the application of complex tax laws. The Company’s estimate for the potential outcome of any uncertain tax issue is highly judgmental. The Company believes that it has adequately provided for uncertain tax positions. However, settlement of these uncertain tax positions in a manner inconsistent with its expectations could have a material impact on its consolidated financial statements.

Consistent with the provisions of ASC 740, as of December 31, 2011, ASML has a liability for unrecognized tax benefits of EUR 155.4 million (2010: EUR 162.1 million). The total liability for unrecognized tax benefits is classified as non-current deferred and other tax liabilities because payment of cash is not expected within one year. In 2010, an amount of EUR 143.9 million of this liability for unrecognized tax benefits was classified as non-current deferred and other tax liabilities because payment of cash was not expected within one year, while an amount of EUR 18.2 million was classified as current deferred tax and other liabilities because payment of cash was expected within one year. The total liability for unrecognized tax benefits, if reversed, would have a favorable effect on the Company’s effective tax rate.

Expected interest and penalties related to income tax liabilities have been accrued for and are included in the liability for unrecognized tax benefits and in the (provision for) benefit from income taxes. The balance of accrued interest and penalties recorded in the consolidated balance sheets of December 31, 2011 amounted to EUR 24.5 million (2010: EUR 33.8 million). Accrued interest and penalties recorded in the consolidated statements of operations of 2011 amounted to a tax benefit of EUR 9.3 million (2010: tax charge of EUR 5.3 million; 2009: tax charge of EUR 4.9 million) and are included under (provision for) benefit from income taxes.

A reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits is as follows:

As of December 31 (in thousands)	2011 EUR	2010 EUR

Balance, January 1	162,066	133,270
Gross increases – tax positions in prior period	11,121	8,574
Gross decreases – tax positions in prior period	(24,566)	(1,075)
Gross increases – tax positions in current period	21,258	24,690
Settlements	(10,403)	(3,393)
Lapse of statute of limitations	(4,044)	-

Total liability for unrecognized tax benefits	155,432	162,066
Less: current portion of liability for unrecognized tax benefits	-	18,158
Non-current portion of liability for unrecognized tax benefits	155,432	143,908

For the year 2011 the gross decreases in tax positions in prior period mainly relates to the release of tax positions as a result of concluded tax audits.

The Company estimates that the total liability for unrecognized tax benefits will decrease by EUR 10.1 million within the next 12 months. The estimated changes to the liability for unrecognized tax benefits within the next 12 months are mainly due to the expiration of statute of limitations.

The Company is subject to tax audits in its major tax jurisdictions for years from and including 2007 onwards in the Netherlands, for years from and including 2004 onwards in Hong Kong, and for years from and including 2001 onwards in the United States. In the course of such audits, local tax authorities may challenge the positions taken by the Company. For the years 2004 through 2010, the partial exemption of taxable profits is subject to tax audits in certain tax jurisdictions.

Deferred tax position

The changes in deferred income tax assets and liabilities consist of the following elements:

Changes in deferred tax assets and liabilities (in thousands)	2011 EUR	2010 EUR

Balance, January 1	193,587	194,486
Consolidated Statements of Operations	(59,539)	(11,943)
Exchange differences	3,898	11,044

Balance, December 31	137,946	193,587

The deferred tax position is classified in the consolidated balance sheet as follows:

As of December 31 (in thousands)	2011 EUR	2010 EUR

Deferred tax assets – current	120,720	134,429
Deferred tax assets – non-current	38,735	71,008
Total deferred tax assets	159,455	205,437
Deferred tax liabilities – current	(214)	(65)
Deferred tax liabilities – non-current	(21,295)	(11,785)
Total deferred tax liabilities	(21,509)	(11,850)

Total	137,946	193,587

Current deferred tax assets decreased as a result of a decrease of work-in-process inventories. For Dutch tax purposes ASML has to report the profits attributable to work in process in its taxable income. For the current deferred tax assets, this decrease was partly offset by an increase in deferred tax assets relating to deferred revenue. Non-current deferred tax assets decreased as a result of the use of tax carry-forward losses in 2011 in the United States. The increase in deferred tax liabilities non-current is mainly relating to a temporary difference in depreciation of fixed assets.

The composition of total deferred tax assets and liabilities in the consolidated financial statements is as follows:

Deferred tax assets composition of temporary differences (in thousands)	January 1, 2011 EUR	Consolidated Statements of Operations EUR	Exchange differences EUR	December 31, 2011 EUR

Capitalized research and development expenditures	27,239	5,501	1,634	34,374
Inventories	71,124	(35,813)	509	35,820
Deferred revenue	10,890	11,746	1,256	23,892
Provisions	21,828	(7,463)	150	14,515
Installation and warranty reserve	8,092	98	582	8,772
Tax effect carry-forward losses	27,756	(18,695)	(1,326)	7,735
Fixed assets	4,386	1,872	237	6,495
Restructuring and impairment	6,074	(1,063)	135	5,146
Alternative minimum tax credits[1]	4,658	112	258	5,028
Bilateral advance pricing agreement [2]	7,993	(6,583)	16	1,426
Share-based payments	1,678	(808)	80	950
Other temporary differences	13,719	936	647	15,302

Total	205,437	(50,160)	4,178	159,455

1	Alternative minimum tax credits relate to prepaid US taxes which are credited against future taxable profits after the carry-forward losses used.
2	The Bilateral advance pricing agreement relates to intellectual property which is capitalized from a tax perspective resulting in a temporary difference.

Deferred tax liabilities Composition of temporary differences (in thousands)	January 1, 2011 EUR	Consolidated Statements of Operations EUR	Exchange differences EUR	December 31, 2011 EUR

Fixed assets	(9,661)	(9,175)	(272)	(19,108)
Borrowing costs	(1,231)	(323)	-	(1,554)
Other temporary differences	(958)	119	(8)	(847)

Total	(11,850)	(9,379)	(280)	(21,509)

Deferred tax assets composition of temporary differences (in thousands)	January 1, 2010 EUR	Consolidated Statements of Operations EUR	Exchange differences EUR	December 31, 2010 EUR

Capitalized research and development expenditures	33,248	(7,504)	1,495	27,239
Inventories	35,757	34,155	1,212	71,124
Deferred revenue	4,235	6,475	180	10,890
Provisions	12,422	8,671	735	21,828
Installation and warranty reserve	3,745	4,137	210	8,092
Tax effect carry-forward losses	107,060	(84,794)	5,490	27,756
Fixed assets	13,390	(9,244)	240	4,386
Restructuring and impairment	8,004	(2,572)	642	6,074
Alternative minimum tax credits[1]	2,896	1,588	174	4,658
Bilateral advance pricing agreement[2]	14,390	(6,778)	381	7,993
Share-based payments	4,797	(3,488)	369	1,678
Other temporary differences	12,723	(916)	1,912	13,719

Total	252,667	(60,270)	13,040	205,437

1	Alternative minimum tax credits relate to prepaid US taxes which are credited against future taxable profits after the carry-forward losses used.
2	The Bilateral advance pricing agreement relates to intellectual property which is capitalized from a tax perspective resulting in a temporary difference.

Deferred tax liabilities Composition of temporary differences (in thousands)	January 1, 2010 EUR	Consolidated Statements of Operations EUR	Exchange differences EUR	December 31, 2010 EUR

Temporary depreciation investments	(36,293)	36,293	-	-
Fixed assets	(7,354)	(1,741)	(566)	(9,661)
Brion intellectual property	(6,888)	7,981	(1,093)	-
Transfer pricing	(2,986)	3,237	(251)	-
Borrowing costs	(2,716)	1,485	-	(1,231)
Other temporary differences	(1,944)	1,072	(86)	(958)

Total	(58,181)	48,327	(1,996)	(11,850)

Tax effect carry-forward losses

Deferred tax assets from carry-forward losses result predominantly from net operating loss carry-forwards incurred in the United States prior to 2011.

Net operating losses qualified as tax losses under United States federal tax laws incurred by United States group companies can in general be offset against future profits realized in the 20 years following the year in which the losses are incurred. The Company’s ability to use its carry forward United States federal tax losses in existence at December 31, 2011, will expire in the period 2021 through 2023. Net operating losses qualified as tax losses under United States state tax laws incurred by United States group companies can in general be offset against future profits realized in the 5 to 20 years following the year in which the losses are incurred. The period of net operating loss carry forward for United States state tax purposes depends on the state in which the tax loss arose. The Company’s ability to use United States state tax loss carry forwards in existence at December 31, 2011, is subject to varying state statutes (providing for periods of between 5 and 20 years) and valuation allowances have been set up for state carry forward losses that are not expected to be realized before they expire. The total amount of losses carried forward under United States federal tax laws as of December 31, 2011, is EUR 20.1 million tax basis or EUR 7.7 million tax effect. Management believes that all qualified federal tax losses will be offset by future taxable income before the Company’s ability to utilize those losses expires. This analysis takes into account the Company’s projected future taxable income from operations and possible tax planning alternatives available to the Company.